Exhibit 10.39

April 30, 2009
ONE YEAR TERM EXTENSION TO THE
EMPLOYMENT AGREEMENT OF AUGUST 1, 2004

By and between Siberian Energy Group Inc., a Nevada corporation (the “Company”), and Elena Pochapski (“Employee”) entered into this 30th day of April 2009, and made effective as of January 1, 2009.

WHEREAS the Company and the Employee previously signed the Employment Agreement, which stated the term of employment to start on September 1, 2003 and to end on December 31, 2008 (the “Agreement”, a copy of which is attached hereto as Exhibit A);

AND WHEREAS the Company and the Employee wish to further extend the term of the employment agreement.

NOW THEREFORE THIS AGREEMENT WITNESSETH, that the Company and the Employee agree as follows:

Point 4 “Term” of the employment Agreement to be revised and the term of the Agreement to be extended until December 31, 2009 (the “Extended Term”).

Point 5.1 “Compensation” of the employment Agreement to be revised and annual salary of the Employee to be stated as US$75,000.

Point 6 “Stock Option” of the employment Agreement is to be removed and a new Stock Option agreement, attached hereto as Exhibit B, is to be entered into between the Company and the Employee.

All other provisions of the Employment Agreement dated September 1, 2003 shall remain in full force and effect until the expiration of the Extended Term.

IN WITNESS WHEREOF, the parties have caused this agreement to be executed the day and year first above written.

EMPLOYEE	COMPANY

/s/ Elena Pochapski	/s/ David Zaikin
Elena Pochapski,	David Zaikin,
Address: XXX XXXXXX XXXXX,	Chairman and CEO
XXXXXXXXX, XX, XXX XXX	Siberian Energy Group Inc.
XXXXXX